UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 15, 2020

WEX Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street, Portland, Maine	04101
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement.

As previously disclosed, (i) on January 24, 2020, WEX Inc., a Delaware corporation (the “Company”), entered into a Share Purchase Agreement (the “Original Purchase Agreement”) with eNett International (Jersey) Limited, a Jersey limited company (“eNett”), Optal Limited, a private company limited by shares incorporated in England and Wales (“Optal”), Travelport Limited, a Bermuda exempted company (“Travelport”), Toro Private Holdings I, Ltd., a private company limited by shares incorporated in England and Wales (“Toro”), Optal, in its capacity as trustee of the PSP Group DESOP Discretionary Trust established by way of discretionary trust deed dated 28 October 2008, as amended from time to time, and the other shareholders of eNett and Optal set forth therein (together with Travelport and Toro, the “Sellers”) under which the Company agreed to purchase eNett and Optal from the Sellers (the “Acquisition”), (ii) the Company subsequently concluded that the COVID-19 pandemic and conditions arising in connection with it had a Material Adverse Effect (as defined in the Original Purchase Agreement) on the businesses of eNett and Optal, which is disproportionate to the effect on others in the relevant industry, (iii) the Company formally advised eNett and Optal on May 4, 2020 that it considered it was not required to close the Acquisition pursuant to the terms of the Original Purchase Agreement because of the Material Adverse Effect, (iv) on May 11, 2020, the shareholders of eNett and Optal each initiated separate legal proceedings against the Company by filing claims in the High Court of Justice of England and Wales in the United Kingdom, seeking a declaration that no Material Adverse Effect had occurred and orders for specific performance of the Company’s obligations under the Original Purchase Agreement (the “Legal Proceedings”) and (v) from September 21, 2020 through September 29, 2020, a London court held a trial of certain preliminary issues and handed down its judgment on October 12, 2020 (the “Judgment”).

On December 15, 2020, the Company entered into a Deed of Settlement (the “Settlement Deed”) between (i) the Company, (ii) the parties listed on Schedule A thereto (collectively, the “eNett Claimants”), (iii) the parties listed on Schedule B thereto (collectively, the “Optal Claimants”), (iv) eNett, (v) Optal, (vi) Toro and (vii) Optal, in its capacity as trustee of the PSP Group Employee Share Trust, providing for, among other things, (A) the dismissal with prejudice of the Legal Proceedings and appeals of certain elements of the Judgment, (B) the amendment of the Original Purchase Agreement (as amended by the Settlement Deed, the “Amended Purchase Agreement”) and (C) the release of all claims capable of arising out of, or in any way connected with or relating to the SARS-CoV-2 pandemic, including any matter referred to in, or arising from the underlying facts relating to, the Legal Proceedings and/or any appeals thereof, but excluding any claims arising under the Amended Purchase Agreement. The Amended Purchase Agreement provides for, among other things, a reduction of the aggregate purchase price for the Acquisition to $577.5 million (subject to adjustments for working capital and other adjustments as described in the Amended Purchase Agreement) consisting entirely of cash, the elimination of provisions in the Original Purchase Agreement relating to payment of consideration in the form of common stock and the closing of the Acquisition occurring on December 15, 2020.

The foregoing descriptions of each of the Settlement Deed and the Amended Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Settlement Deed, including the Amended Purchase Agreement attached as Schedule D thereto, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The Amended Purchase Agreement filed as Schedule D to the Settlement Deed has been included to provide investors and security holders with information regarding its terms and such information is limited in nature to describing the parties’ agreement with regard to the Acquisition. It is not intended to provide any other factual information about the Company, eNett, Optal, the Sellers or their respective subsidiaries and affiliates. The Amended Purchase Agreement contains warranties by the Company, on the one hand, and by eNett, Optal and the other Sellers, on the other hand, made solely for the benefit of the other. The assertions embodied in those warranties are qualified by information in confidential disclosure schedules delivered by each party in connection with the signing of the Original Purchase Agreement. Moreover, certain warranties in the Amended Purchase Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the Company, on the one hand, and the Sellers, on the other hand. Accordingly, the warranties in the Amended Purchase Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company, eNett, Optal and the other Sellers at the time they were made or otherwise. In addition, information concerning the subject matter of the warranties may change after the date of the Amended Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Amended Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Amended Purchase Agreement, the Acquisition, the Company, eNett, Optal, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other filings that the Company makes with the Securities and Exchange Commission (“SEC”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Settlement Deed and the Amended Purchase Agreement, the Acquisition closed on December 15, 2020.  The cash consideration paid at the Closing of the Acquisition was approximately $577.5 million and was funded with cash on hand.

Item 7.01 Regulation FD Disclosure.

On December 15, 2020, the Company issued a press release announcing its entry into the Settlement Deed and the closing of the Acquisition.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated into it by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

Any financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date for which Item 2.01 of this Current Report on Form 8-K is required to be filed.

(b)    Pro Forma Financial Information.

Any pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date for which Item 2.01 of this Current Report on Form 8-K is required to be filed.

(d)    Exhibits

10.1*
Deed of Settlement, made as of December 15, 2020, between the parties listed in Schedule A thereto, the parties listed in Schedule B thereto, WEX Inc., eNett International (Jersey) Limited, Optal Limited, Toro Private Holdings I, Ltd. and Optal Limited, in its capacity as trustee of the PSP Group Employee Share Trust, and including the Amended Purchase Agreement attached as Schedule D thereto.

99.1	Press Release issued by WEX Inc., dated December 15, 2020.

* 104	Cover Page Interactive Data File (formatted as Inline XBRL)
* Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, including statements regarding: the Acquisition, future financial and operating results, and any other statements about the Company or eNett or Optal’s managements’ future expectations, beliefs, goals, plans or prospects. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this Current Report on Form 8-K, the words “may,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Acquisition and the associated litigation; competitive responses to the Acquisition; uncertainty of the expected financial performance of the combined operations following completion of the Acquisition; the ability to successfully integrate the Company’s and eNett and Optal’s operations and employees; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition and associated litigation; as well as other risks and uncertainties identified in Item 1A of the Company’s Annual Report for the year ended December 31, 2019, filed on Form 10-K with the Securities and Exchange Commission on February 28, 2020 and Item 1A of our Quarterly Reports for the quarters ended June 30, 2020 and September 30, 2020 filed on Form 10-Q with the Securities and Exchange Commission on August 5, 2020 and October 29, 2020, respectively. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases, other than the Acquisition. The forward-looking statements speak only as of the date of this Current Report on Form 8-K and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 15, 2020

WEX INC.

By:	/s/ Roberto Simon
Chief Financial Officer
(principal financial officer and principal
accounting officer)